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                                                                   EXHIBIT 10.27

                                    GUARANTY

     THIS GUARANTY (this "Guaranty"), dated as of August 9, 2006 is by VALENTIN
P. GAPONTSEV (the "Guarantor"), in favor of TD BANKNORTH, N.A., a national banking association with an office at 370 Main Street, Worcester, Massachusetts 01608, and its branches (the "Lender"). In consideration of the Lender giving, in its discretion, time, credit or banking facilities or accommodations to IPG PHOTONICS CORPORATION, a Delaware corporation, and its successors (the "Borrower"), the Guarantor agrees as follows:

     1. GUARANTY OF PAYMENT AND PERFORMANCE. The Guarantor hereby guarantees to the Lender the full and punctual payment when due (whether at maturity, by acceleration or otherwise), and the performance, of all liabilities, agreements and other obligations of the Borrower to the Lender, whether direct or indirect, absolute or contingent, due or to become due, secured or unsecured, now existing or hereafter arising or acquired (whether by way of discount, letter of credit, lease, loan, overdraft or otherwise) (the "Obligations"). This Guaranty is an absolute, unconditional and continuing guaranty of the full and punctual payment and performance of the Obligations and not of their collectibility only and is in no way conditioned upon any requirement that the Lender first attempt to collect any of the Obligations from the Borrower or resort to any security or other means of obtaining their payment. Should the Borrower default in the payment or performance of any of the Obligations, the obligations of the Guarantor hereunder shall become immediately due and payable to the Lender, without demand or notice of any nature, all of which are expressly waived by the Guarantor. Payments by the Guarantor hereunder may be required by the Lender on any number of occasions.

     2. GUARANTOR'S AGREEMENT TO PAY. The Guarantor further agrees, as the principal obligor and not as a guarantor only, to pay to the Lender, on demand, all costs and expenses (including court costs and legal expenses) incurred or expended by the Lender in connection with the Obligations, this Guaranty and the enforcement thereof, together with interest on amounts recoverable under this Guaranty from the time such amounts become due until payment, at the rate per annum equal to four percent (4.00%) above the "Prime" Rate, fully floating (the "Default Rate"); provided that if such interest exceeds the maximum amount permitted to be paid under applicable law, then such interest shall be reduced to such maximum permitted amount. The "Prime" Rate is that rate of interest published in The Wall Street Journal (Eastern Edition) as the prevailing prime rate. The Default Rate shall be adjusted from time to time on the effective date of any change in the "Prime" Rate.

     3. Recourse. Recourse by the Lender against the Guarantor under this Guaranty shall be preceded by the sale or disposition of all Collateral, as defined in a Loan and Security Agreement dated as of November 15, 2004 (as amended from time to time, the "Loan Agreement"). Following the sale or disposition of all Collateral, the Lender shall have recourse under this Guaranty against the Guarantor for any Obligations which may continue to exist, provided, however, that Lender may proceed directly against the Guarantor without the prior sale of any Collateral in the event of (a) fraud, illegal, improper or tortious misconduct in connection with the Obligations, or any other obligation of the Guarantor or the Borrower to the Lender; (b) commencement of proceedings in bankruptcy with respect to the Borrower pursuant to the United States Bankruptcy Code; (c) the issuance of a stay or injunction after notice and hearing preventing the Lender from exercising any

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of its rights against the Collateral; (d) any attempt by the Guarantor, directly or indirectly, to enjoin or otherwise interfere with the Lender in the enforcement or collection of the Obligations or any other obligation of the Guarantor or the Borrower to the Lender, or any right or remedy of the Lender in connection therewith; or (e) upon the Lender's determination that an environmental issue exists having a material adverse affect upon any Collateral or its sale or disposition.

     4. WAIVERS BY GUARANTOR; LENDER'S FREEDOM TO ACT. The Guarantor agrees that the Obligations will be paid and performed strictly in accordance with their respective terms regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Lender with respect thereto. The Guarantor waives presentment, demand, protest, notice of acceptance, notice of Obligations incurred and all other notices of any kind, all defenses which may be available by virtue of any valuation, stay, moratorium law or other similar law now or hereafter in effect, any right to require the marshalling of assets of the Borrower, and all suretyship defenses generally. Without limiting the generality of the foregoing, the Guarantor agrees to the provisions of any instrument evidencing, securing or otherwise executed in connection with any Obligation and agrees that the obligations of the Guarantor hereunder shall not be released or discharged, in whole or in part, or otherwise affected by (i) the failure of the Lender to assert any claim or demand or to enforce any right or remedy against the Borrower; (ii) any extensions or renewals of any Obligation; (iii) any rescissions, waivers, amendments or modifications of any of the terms or provisions of any agreement evidencing, securing or otherwise executed in connection with any Obligation;
(iv) the substitution or release of any entity primarily or secondarily liable for any Obligation; (v) the adequacy of any rights the Lender may have against any collateral or other means of obtaining repayment of the Obligations; (vi) the impairment of any collateral securing the Obligations, including without limitation the failure to perfect or preserve any rights the Lender might have in such collateral or the substitution, exchange, surrender, release, loss or destruction of any such collateral; or (vii) any other act or omission which might in any manner or to any extent vary the risk of the Guarantor or otherwise operate as a release or discharge of the Guarantor, all of which may be done without notice to the Guarantor.

     5. UNENFORCEABILITY OF OBLIGATIONS AGAINST BORROWER. If for any reason the Borrower has no legal existence or is under no legal obligation to discharge any of the Obligations, or if any of the Obligations have become unrecoverable from the Borrower by operation of law or for any other reason, this Guaranty shall nevertheless be binding on the Guarantor to the same extent as if the Guarantor at all times had been the principal obligor on all such Obligations. In the event that acceleration of the time for payment of the Obligations is stayed upon the insolvency, bankruptcy or reorganization of the Borrower, or for any other reason, all such amounts otherwise subject to acceleration under the terms of any agreement evidencing, securing or otherwise executed in connection with any Obligation shall be immediately due and payable by the Guarantor.

     6. SUBROGATION; SUBORDINATION. Until the payment and performance in full of all Obligations and any and all obligations of the Borrower to any affiliate of the Lender, the Guarantor shall not exercise any rights against the Borrower arising as a result of payment by the Guarantor hereunder, by way of subrogation or otherwise, and will not prove any claim in competition with the Lender or its affiliates in respect of any payment hereunder in bankruptcy or insolvency proceedings of any nature; the Guarantor will not claim any set-off or counterclaim against the Borrower in respect of any liability of the Guarantor to the Borrower; and the Guarantor waives any benefit of and any


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right to participate in any collateral which may be held by the Lender or any such affiliate. The payment of any amounts due with respect to any indebtedness of the Borrower now or hereafter held by the Guarantor is hereby subordinated to the prior payment in full of the Obligations, provided that so long as no default in the payment or performance of the Obligations has occurred and is continuing, or no demand for payment of any of the Obligations has been made that remains unsatisfied, the Borrower may make, and the Guarantor may demand and accept, any scheduled payments of principal of and interest on such subordinated indebtedness in the amounts, at the rates and on the dates specified in such instruments, securities or other writings as shall evidence such subordinated indebtedness. The Guarantor agrees that after the occurrence of any default in the payment or performance of the Obligations, the Guarantor will not demand, sue for or otherwise attempt to collect any such indebtedness of the Borrower to the Guarantor until the Obligations shall have been paid in full. If, notwithstanding the foregoing sentence, the Guarantor shall collect, enforce or receive any amounts in respect of such indebtedness, such amounts shall be collected, enforced and received by the Guarantor as trustee for the Lender and be paid over to the Lender on account of the Obligations without affecting in any manner the liability of the Guarantor under the other provisions of this Guaranty.

     7. SECURITY; SET-OFF. The Guarantor grants to the Lender, as security for the full and punctual payment and performance of the Guarantor's Obligations hereunder, a continuing lien on and security interest in all securities or other property belonging to the Guarantor now or hereafter held by the Lender and in all deposits (general or special, time or demand, provisional or final) and other sums credited by or due from the Lender to the Guarantor or subject to withdrawal by the Guarantor; and regardless of the adequacy of any collateral or other means of obtaining repayment of the Obligations, the Lender is hereby authorized at any time and from time to time, without notice to the Guarantor (any such notice being expressly waived by the Guarantor) and to the fullest extent permitted by law, to set off and apply such deposits and other sums against the obligations of the Guarantor under this Guaranty, whether or not the Lender shall have made any demand under this Guaranty and although such obligations may be contingent or unmatured.

     8. FURTHER ASSURANCES. The Guarantor agrees that he will, from time to time at the request of the Lender and in any event at least once every calendar year, provide to the Lender a complete, accurate signed personal financial statement in form satisfactory to the Lender. The Guarantor further agrees to provide the Lender with copies of his federal and state income tax returns, as and when filed with the appropriate taxing authorities, and at least within one hundred twenty (120) days of the end of each calendar year. The Guarantor further agrees to provide the Lender with such other information relating to the business and affairs of the Guarantor as the Lender may reasonably request. The Guarantor also agrees to do all such things and execute all such documents as the Lender may consider necessary or desirable to give full effect to this Guaranty and to perfect and preserve the rights and powers of the Lender hereunder.

     9. TERMINATION; REINSTATEMENT. This Guaranty shall remain in full force and effect until the Lender is given written notice of the Guarantor's intention to discontinue this Guaranty, notwithstanding any intermediate or temporary payment or settlement of the whole or any part of the Obligations. No such notice shall be effective unless received by the Lender's Senior Commercial Loan Officer at the notice address set forth in Section 12 hereof. No such notice shall affect any rights of the Lender or of any affiliate hereunder including, without limitation, the rights set forth in Sections 4 and 6, with respect to Obligations incurred prior to the receipt of such


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notice or Obligations incurred pursuant to any contract or commitment in existence prior to such receipt, and all checks, drafts, notes, instruments (negotiable or otherwise) and writings made by or for the account of the Borrower and drawn on the Lender or any of its agents purporting to be dated on or before the date of receipt of such notice, although presented to and paid or accepted by the Lender after that date, shall form part of the Obligations. This Guaranty shall continue to be effective or be reinstated, notwithstanding any such notice, if at any time any payment made or value received with respect to an Obligation is rescinded or must otherwise be returned by the Lender upon the insolvency, bankruptcy or reorganization of the Borrower, or otherwise, all as though such payment had not been made or value received.

     Notwithstanding the provisions set forth above, this Guaranty shall be terminated and the Guarantor's obligations hereunder released, upon Borrower's compliance, after completion of the IPO (as defined in the Loan Agreement), with the financial covenants set forth in Sections 6.01(S) and 6.01(T) of the Loan Agreement, tested for a full fiscal quarter.

     10. SUCCESSORS AND ASSIGNS. This Guaranty shall be binding upon the Guarantor, its successors and assigns, and shall inure to the benefit of and be enforceable by the Lender and its successors, transferees and assigns. Without limiting the generality of the foregoing sentence, the Lender may assign or otherwise transfer any agreement or any note held by it evidencing, securing or otherwise executed in connection with the Obligations, or sell participations in any interest therein, to any other person or entity, and such other person or entity shall thereupon become vested, to the extent set forth in the agreement evidencing such assignment, transfer or participation, with all the rights in respect thereof granted to the Lender herein.

     11. AMENDMENTS AND WAIVERS. No amendment or waiver of any provision of this Guaranty nor consent to any departure by the Guarantor therefrom shall be effective unless the same shall be in writing and signed by the Lender. No failure on the part of the Lender to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right.

     12. NOTICES. All notices and other communications called for hereunder shall be made in writing and, unless otherwise specifically provided herein, shall be deemed to have been duly made or given when delivered by hand or mailed first class mail postage prepaid or, in the case of telegraphic or telexed notice, when transmitted, answer back received, addressed as follows: if to the Guarantor, at the address set forth beneath its signature hereto, and if to the Lender, at 370 Main Street, Worcester, Massachusetts 01608, Attention: Senior Commercial Loan Officer, or at such address as either party may designate in writing

     13. GOVERNING LAW; CONSENT TO JURISDICTION. This Guaranty is intended to take effect as a sealed instrument and shall be governed by, and construed in accordance with, the laws of The Commonwealth of Massachusetts. The Guarantor agrees that any suit for the enforcement of this Guaranty may be brought in the courts of The Commonwealth of Massachusetts or any Federal Court sitting therein and consents to the non-exclusive jurisdiction of such court and to service of process in any such suit being made upon the Guarantor by mail at the address specified in Section 12 hereof. The Guarantor hereby waives any objection that he may now or hereafter have to the venue of any such suit or any such court or that such suit was brought in an inconvenient court.


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     14. JURY TRIAL WAIVER. THE GUARANTOR AND THE LENDER EACH WAIVE THE RIGHT TO
A TRIAL BY JURY IN ANY SUIT, ACTION OR PROCEEDING, WHETHER BY CLAIM OR COUNTERCLAIM, BROUGHT OR INSTITUTED BY THE GUARANTOR, THE BORROWER, THE LENDER
OR ANY OF THEIR SUCCESSORS OR ASSIGNS, WHICH IN ANY WAY RELATES DIRECTLY OR INDIRECTLY TO THIS GUARANTY, THE OBLIGATIONS OR THE RELATIONSHIP BETWEEN OR
AMONG THE GUARANTOR, THE LENDER, THE BORROWER OR ANY OF THEM.

     15. MISCELLANEOUS. This Guaranty constitutes the entire agreement of the Guarantor with respect to the matters set forth herein. The rights and remedies herein provided are cumulative and not exclusive of any remedies provided by law or any other agreement, and this Guaranty shall be in addition to any other guaranty of the Obligations. The invalidity or unenforceability of any one or more sections of this Guaranty shall not affect the validity or enforceability of its remaining provisions. Captions are for the ease of reference only and shall not affect the meaning of the relevant provisions. The meanings of all defined terms used in this Guaranty shall be equally applicable to the singular and plural forms of the terms defined.

     16. REPLACEMENT GUARANTY. This Guaranty replaces all guarantees executed by the Guarantor and delivered to the Lender, including without limitation that certain Limited Guaranty dated as of November 15, 2004 and those certain Unlimited Guaranties dated as of April 28, 2000 and May 3, 2005.

     IN WITNESS WHEREOF, the Guarantor has executed and delivered this Guaranty as a sealed instrument as of the date first set forth above.


Regina Wieneke                          /s/ Valentin P. Gapontsev
Witness                                 ----------------------------------------
                                        VALENTIN P. GAPONTSEV

                                        Address: 31 Hickory Drive
                                                 Worcester, Massachusetts 01609


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